LORD ABBETT SERIES FUND Fundamental Equity Portfolio Growth and Income Portfolio Mid Cap Stock Portfolio

Supplement dated October 7, 2013 to the

Statement of Additional Information dated May 1, 2013

________________________________________________________

1.                  Effective October 1, 2013, the following paragraphs replace the sixth and tenth paragraphs on page 5-5 in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the Statement of Additional Information (the “SAI”):

Deepak Khanna heads Fundamental Equity Portfolio and Growth and Income Portfolio’s team. Assisting Mr. Khanna is Sean J. Aurigemma. Messrs. Khanna and Aurigemma are jointly and primarily responsible for the day-to-day management of the Funds.

Jeff D. Diamond heads Mid Cap Stock Portfolio’s team. Assisting Mr. Diamond is Noah Petrucci. Messrs. Diamond and Petrucci are jointly and primarily responsible for the day-to-day management of the Fund.

2.                  Effective October 1, 2013, the following rows replace the applicable rows of the corresponding table on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4:

Fund	Name	Other Accounts Managed (# and Total Net Assets+(1))
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Fundamental Equity Portfolio	Deepak Khanna	4/$7,530	3/$676	402/$2,196(2)(3)
	Sean J. Aurigemma	4/$7,530	0/$0	8/$695(2)(4)
Growth and Income Portfolio	Deepak Khanna	4/$6,975	3/$676	402/$2,196(2)(3)
	Sean J. Aurigemma	4/$6,975	0/$0	8/$695(2)(4)
Mid Cap Stock Portfolio	Jeff D. Diamond	4/$3,621	0/$0	4/$1
	Noah Petrucci	4/$3,621	0/$0	4/$1

+ Total net assets are in millions.

(1) The amounts shown are as of August 31, 2013.

(2) Included in the number of accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $603 million in assets.

(3) Does not include $278 million for which Lord Abbett provides investment models to managed account sponsors.

(4) Does not include $9 million for which Lord Abbett provides investment models to managed account sponsors.

3.                  Effective October 1, 2013, the following rows replace the applicable rows of the corresponding table on page 5-8 in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers” on beginning page 5-7 of the SAI:

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Fundamental Equity Portfolio	Deepak Khanna*	X
	Sean J. Aurigemma*	X
Growth and Income Portfolio	Deepak Khanna*	X
	Sean J. Aurigemma*	X
Mid Cap Stock Portfolio	Jeff D. Diamond*	X
	Noah Petrucci*	X
* The amounts shown are as of September 18, 2013.

Please retain this document for your future reference.